                                                                    EXHIBIT 99.1

News Release

FOR IMMEDIATE RELEASE

MEDIA CONTACT:                                     INVESTOR CONTACT:
Melissa Martin                                     David Gennarelli
Symantec Corporation                               Symantec Corporation
408-517-8475                                       408-517-5275
Melissa_martin@symantec.com                        David_gennarelli@symantec.com

         SYMANTEC REPORTS RECORD REVENUE GROWTH IN FISCAL SECOND QUARTER

                           RAISES FISCAL YEAR GUIDANCE

CUPERTINO, CALIF. - OCT. 20, 2004 - Symantec Corp. (Nasdaq: SYMC), the global leader in information security, today reported results for the fiscal second quarter ended Oct. 1, 2004. Symantec posted revenue for the quarter of $618 million, a 44 percent increase compared to $429 million for the same quarter last year, driven by solid execution across all business segments and regions.

GAAP RESULTS: Net income for the fiscal second quarter was $136 million, compared to $83 million for the same quarter last year. Earnings per share was $0.38, a 58 percent increase compared to earnings per share of $0.24 for the year-ago quarter.

NON-GAAP RESULTS: Non-GAAP net income for the fiscal second quarter was $146 million, compared to $91 million for the same quarter last year. Non-GAAP earnings per share was $0.41, a 52 percent increase compared to earnings per share of $0.27 for the year-ago quarter. Non-GAAP results and related reconciliation, as outlined in the attached consolidated statements, exclude amortization of other intangibles from acquisitions, amortization of deferred stock-based compensation, acquired in-process research and development, restructuring charges, and patent settlement charges as well as related income tax benefits. See "Use of Non-GAAP Financial Information" below.

"We continue to gain momentum in our consumer and enterprise business segments as customers look for solutions to help them create a balance between the security and availability of their information assets," said John W. Thompson, Symantec chairman and CEO. "In addition, our international performance remains solid across all regions."

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SYMANTEC REPORTS RECORD REVENUE GROWTH IN FISCAL SECOND QUARTER

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REVENUE COMPONENTS

For the quarter, Symantec's worldwide enterprise business, including enterprise security, enterprise administration, and services, represented 49 percent of total revenue and grew 29 percent year-over-year. Symantec's enterprise security business represented 36 percent of total revenue and grew 27 percent; the enterprise administration business represented 11 percent of total revenue and grew 36 percent; and the services business represented 2 percent of total revenue and grew 22 percent. Symantec's consumer business represented 51 percent of total revenue and grew 63 percent.

International revenues represented 52 percent of total revenue in the second quarter and grew 51 percent over the same quarter last year. The Americas, including the United States, Latin America, and Canada, grew 38 percent. The Europe, Middle East and Africa region recorded 52 percent growth and Japan/Asia Pacific grew 52 percent.

BUSINESS OUTLOOK

Symantec is providing forward-looking guidance for the fiscal third quarter ending Dec. 31, 2004, as follows:

      -     Revenue is estimated between $645 million and $665 million.

      - At the mid-point of revenue guidance, GAAP earnings per share is estimated to be $0.41.

      - At the mid-point of revenue guidance, non-GAAP earnings per share is estimated to be $0.43.

Symantec is raising forward-looking guidance for fiscal year 2005 ending April 1, 2005, as follows:

      - Revenue is estimated to be $2.495 billion, an increase of $90 million from prior guidance.

      - By business segment we are estimating revenue growth for fiscal year 2005 as follows:

                 -     Enterprise Security              24% growth

                 -     Consumer Products                44% growth

                 -     Enterprise Administration        25% growth

                 -     Services                         19% growth

      - Deferred revenue is expected to be between $1.30 billion and $1.35 billion at the end of fiscal year 2005.

      - GAAP earnings per share is estimated at $1.54, an increase of $0.06 from prior guidance.

      - Non-GAAP earnings per share is estimated at $1.64, an increase of $0.07 from prior guidance.

Non-GAAP earnings per share guidance excludes the pre-tax amortization of other intangibles from acquisitions, amortization of deferred stock-based compensation, acquired in-process research and development and restructuring charges of approximately $14 million and $56 million for the quarter ending Dec. 31, 2004, and the fiscal year ending April 1, 2005, respectively.

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SYMANTEC REPORTS RECORD REVENUE GROWTH IN FISCAL SECOND QUARTER

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QUARTERLY HIGHLIGHTS

- During the quarter the total number of transactions worldwide worth more than $100,000 each was 311, including 67 worth more than $300,000 each and 10 worth more than $1 million each. Customers from the quarter included PARK NICOLLET HEALTH SERVICES, a nonprofit, integrated care system; STORAGETEK, a leading provider of enterprise information lifecycle management; and SOUTH FLORIDA WATER MANAGEMENT DISTRICT, a regional, governmental agency that oversees water resources in the southern half of Florida.

- International customers from the quarter included TELCEL, the leading wireless operator in Mexico; PARTNERRE LTD., a leading international reinsurance group providing multi-line reinsurance to insurance companies on a worldwide basis; TELSTRACLEAR LIMITED, New Zealand's second largest full-service telecommunications company; IINET, a leading Internet Service Provider in Australia and New Zealand; ALENIA SPAZIO, a leading Italian aerospace company; ALL NIPPON AIRWAYS CO., LTD, a leading airline company in Japan; and MITSUI SUMITOMO INSURANCE COMPANY, LIMITED, one of the leading non-life insurance companies in Japan.

CONFERENCE CALL

Symantec has scheduled a conference call for 5 p.m. ET/2 p.m. PT today to discuss fiscal second quarter 2005 results, and to review guidance for the fiscal third quarter and fiscal year 2005. Interested parties may access the conference call on the Internet at http://www.symantec.com/invest/index.html. To listen to the live call, please go to the Web site at least 15 minutes early to register, download, and install any necessary audio software. A replay and script of our officers' remarks will be available on the investor relations' home page shortly after the call is completed.

ABOUT SYMANTEC

Symantec is the global leader in information security providing a broad range of software, appliances and services designed to help individuals, small and mid-sized businesses, and large enterprises secure and manage their IT infrastructure. Symantec's Norton brand of products is the worldwide leader in consumer security and problem-solving solutions. Headquartered in Cupertino, Calif., Symantec has operations in more than 35 countries. More information is available at http://www.symantec.com.

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NOTE TO EDITORS: If you would like additional information on Symantec
Corporation and its products, please view the Symantec Press Center at http://www.symantec.com/PressCenter/ on Symantec's Web site. All prices noted are in US dollars and are valid only in the United States.

Symantec and the Symantec logo are trademarks or registered trademarks, in the United States and certain other countries, of Symantec Corporation. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.

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SYMANTEC REPORTS RECORD REVENUE GROWTH IN FISCAL SECOND QUARTER

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FORWARD LOOKING STATEMENTS: This press release contains forward-looking statements, including forecasts of future revenue, deferred revenue and GAAP and non-GAAP earnings per share, expected industry patterns, and other financial and business results that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: the sustainability of recent growth rates, particularly in consumer products; the anticipation of the growth of certain market segments, particularly enterprise security; the positioning of Symantec's products in those segments; the competitive environment in the software industry; general market conditions; fluctuations in currency exchange rates; changes to operating systems and product strategy by vendors of operating systems; and whether Symantec can successfully develop new products and integrate acquired businesses, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Symantec's recently filed Form 10-Q. Symantec assumes no obligation to update any forward-looking information contained in this press release.

USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. Non-GAAP net income and earnings per share exclude acquisition related charges, such as amortization of other intangibles, amortization of deferred stock-based compensation and in-process research and development, and certain other identified charges, such as restructuring and patent settlement, as well as the tax effect of these items. Symantec's management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can also be found on the investor relations Web site at www.symantec.com/invest/center.html.

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SYMANTEC REPORTS RECORD REVENUE GROWTH IN FISCAL SECOND QUARTER

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SYMANTEC CORPORATION

GAAP CONSOLIDATED STATEMENTS OF INCOME

                                                          Three Months Ended                Six Months Ended
                                                              September 30,                   September 30,
                                                      ---------------------------      --------------------------
  (In thousands, except per share data; unaudited)       2004            2003             2004           2003
----------------------------------------------------- -----------     -----------      -----------    -----------
Net revenues                                          $   618,313     $   428,665      $ 1,174,947    $   819,789
Cost of revenues                                          109,219          74,810          209,480        142,388
                                                      -----------     -----------      -----------    -----------

  Gross profit                                            509,094         353,855          965,467        677,401

Operating expenses:
  Research and development                                 83,816          59,596          156,700        120,201
  Sales and marketing                                     201,886         155,705          389,818        297,542
  General and administrative                               27,578          21,174           51,863         47,546
  Amortization of other intangibles from acquisitions       1,142             756            2,034          1,547
  Amortization of deferred stock-based compensation           639              --              639             --
  Acquired in-process research and development                 --           1,000            2,262          1,000
  Restructuring, site closures and other                    1,916               2            2,776            570
  Patent settlement                                            --              --               --         13,917
                                                      -----------     -----------      -----------    -----------

     Total operating expenses                             316,977         238,233          606,092        482,323

Operating income                                          192,117         115,622          359,375        195,078

  Interest income                                          10,858           8,807           20,176         18,904
  Interest expense                                         (5,291)         (5,291)         (10,582)       (10,582)
  Income, net of expense, from sale of technologies
   and product lines                                           --           2,158               --          4,326
  Other income (expense), net                                (135)            673              985            (38)
                                                      -----------     -----------      -----------    -----------

Income before income taxes                                197,549         121,969          369,954        207,688
  Provision for income taxes                               61,926          38,536          117,054         65,474
                                                      -----------     -----------      -----------    -----------

Net income                                            $   135,623     $    83,433      $   252,900    $   142,214
                                                      ===========     ===========      ===========    ===========

Net income per share - diluted*                       $      0.38     $      0.24      $      0.71    $      0.42
                                                      ===========     ===========      ===========    ===========

Shares used to compute net income
per share - diluted*                                      368,269         356,830          367,822        353,572
                                                      ===========     ===========      ===========    ===========

* Share and per share amounts for the three and six months ended September 30, 2003 retroactively reflect the two-for-one stock split effected as a stock dividend, which occurred on November 19, 2003. For the three and six months ended September 30, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M and $7.2M for the three and six months ended September 30, 2004 and 2003, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

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SYMANTEC REPORTS RECORD REVENUE GROWTH IN FISCAL SECOND QUARTER

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SYMANTEC CORPORATION

NON-GAAP CONSOLIDATED STATEMENTS OF INCOME

NON-GAAP AMOUNTS EXCLUDE ALL ACQUISITION RELATED AMORTIZATION OF INTANGIBLES AND AMORTIZATION OF DEFERRED STOCK-BASED COMPENSATION, ACQUIRED IPR&D, PATENT SETTLEMENT AND RESTRUCTURING CHARGES.

                                                           Three Months Ended              Six Months Ended
                                                             September 30,                   September 30,
                                                      ---------------------------      --------------------------
(In thousands, except per share data; unaudited)         2004             2003            2004           2003
------------------------------------------------      -----------     -----------      -----------    -----------
Net revenues                                          $   618,313     $   428,665      $ 1,174,947    $   819,789
Cost of revenues                                           96,015          64,570          185,026        123,383
                                                      -----------     -----------      -----------    -----------

  Gross profit                                            522,298         364,095          989,921        696,406

Operating expenses:
  Research and development                                 83,816          59,596          156,700        120,201
  Sales and marketing                                     201,886         155,705          389,818        297,542
  General and administrative                               27,578          21,174           51,863         47,546
                                                      -----------     -----------      -----------    -----------

     Total operating expenses                             313,280         236,475          598,381        465,289

Operating income                                          209,018         127,620          391,540        231,117

  Interest income                                          10,858           8,807           20,176         18,904
  Interest expense                                         (5,291)         (5,291)         (10,582)       (10,582)
  Income, net of expense, from sale of
   technologies and product lines                              --           2,158               --          4,326
  Other income (expense), net                                (135)            673              985            (38)
                                                      -----------     -----------      -----------    -----------

Income before income taxes                                214,450         133,967          402,119        243,727
  Provision for income taxes                               68,624          42,869          128,678         77,992
                                                      -----------     -----------      -----------    -----------

Net income                                            $   145,826     $    91,098      $   273,441    $   165,735
                                                      ===========     ===========      ===========    ===========

Net income per share - diluted*                       $      0.41     $      0.27      $      0.76    $      0.49
                                                      ===========     ===========      ===========    ===========

Shares used to compute net income per share
   - diluted*                                             368,269         356,830          367,822        353,572
                                                      ===========     ===========      ===========    ===========

* Share and per share amounts for the three and six months ended September 30, 2003 retroactively reflect the two-for-one stock split effected as a stock dividend, which occurred on November 19, 2003. For the three and six months ended September 30, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M and $7.2M for the three and six months ended September 30, 2004 and 2003, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

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SYMANTEC REPORTS RECORD REVENUE GROWTH IN FISCAL SECOND QUARTER

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SYMANTEC CORPORATION

RECONCILIATION OF NON-GAAP GROSS PROFIT, OPERATING EXPENSES AND CONSOLIDATED STATEMENTS OF INCOME TO THE GAAP GROSS PROFIT, OPERATING EXPENSES AND CONSOLIDATED STATEMENTS OF INCOME

                                                           Three Months Ended               Six Months Ended
                                                             September 30,                   September 30,
                                                      ---------------------------      --------------------------
  (In thousands, except per share data; unaudited)        2004            2003             2004           2003
----------------------------------------------------- -----------     -----------      -----------    -----------
Non-GAAP gross profit                                 $   522,298     $   364,095      $   989,921    $   696,406

Cost of revenues:
  Amortization of acquired product rights                 (13,204)        (10,240)         (24,454)       (19,005)
                                                      -----------     -----------      -----------    -----------

GAAP gross profit                                     $   509,094     $   353,855      $   965,467    $   677,401
                                                      ===========     ===========      ===========    ===========

Non-GAAP operating expenses                           $   313,280     $   236,475        $ 598,381    $   465,289

Operating expenses:
  Amortization of other intangibles from acquisitions       1,142             756            2,034          1,547
  Amortization of deferred stock-based compensation           639              --              639             --
  Acquired in-process research and development                 --           1,000            2,262          1,000
  Restructuring, site closures and other                    1,916               2            2,776            570
  Patent settlement                                            --              --               --         13,917
                                                      -----------     -----------      -----------    -----------

     Total operating expenses                               3,697           1,758            7,711         17,034

GAAP operating expenses                               $   316,977     $   238,233      $   606,092    $   482,323
                                                      ===========     ===========      ===========    ===========

Non-GAAP net income                                   $   145,826     $    91,098      $   273,441    $   165,735

Cost of revenues                                          (13,204)        (10,240)         (24,454)       (19,005)
Operating expenses                                         (3,697)         (1,758)          (7,711)       (17,034)

  Income tax benefit                                        6,698           4,333           11,624         12,518
                                                      -----------     -----------      -----------    -----------

GAAP net income                                       $   135,623     $    83,433      $   252,900    $   142,214
                                                      ===========     ===========      ===========    ===========

NON-GAAP AND GAAP NET INCOME PER SHARE - DILUTED

Non-GAAP net income per share - diluted               $      0.41     $      0.27      $      0.76    $      0.49
                                                      ===========     ===========      ===========    ===========

GAAP net income per share - diluted                   $      0.38     $      0.24      $      0.71    $      0.42
                                                      ===========     ===========      ===========    ===========

Shares used to compute net income
   per share - diluted                                    368,269         356,830          367,822        353,572
                                                      ===========     ===========      ===========    ===========

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SYMANTEC REPORTS RECORD REVENUE AND EARNINGS GROWTH

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SYMANTEC CORPORATION

CONSOLIDATED BALANCE SHEETS

                                                 September 30,      March 31,
        (In thousands; unaudited)                    2004             2004
------------------------------------------       -------------    -------------
ASSETS

Current assets:
     Cash and cash equivalents                   $   2,544,877    $   2,410,331
     Trade accounts receivable, net                    328,166          259,152
     Inventories                                        20,687           15,134
     Current deferred income taxes                     110,153           98,438
     Other current assets                               81,339           59,079
                                                 -------------    -------------

       Total current assets                          3,085,222        2,842,134

Property and equipment, net                            373,211          378,367
Acquired product rights, net                           127,228          120,938
Goodwill                                             1,378,204        1,080,759
Other long-term assets                                  28,396           34,300
                                                 -------------    -------------

                                                 $   4,992,261    $   4,456,498
                                                 =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                            $      90,222    $      71,654
     Accrued compensation and benefits                 104,033          116,770
     Current deferred revenue                        1,055,956          878,716
     Other accrued expenses                             91,488           92,595
     Income taxes payable                              140,485          127,305
                                                 -------------    -------------
       Total current liabilities                     1,482,184        1,287,040

Convertible subordinated notes                         599,923          599,987
Long-term deferred revenue                              97,514           92,481
Long-term deferred tax liabilities                      56,757           44,750
Other long-term obligations                              5,453            6,032

Stockholders' equity:
     Common stock                                        3,163            3,119
     Capital in excess of par value                  1,714,850        1,573,466
     Accumulated other comprehensive income            150,515          125,484
     Deferred stock-based compensation                  (6,385)              --
     Retained earnings                                 888,287          724,139
                                                 -------------    -------------

       Total stockholders' equity                    2,750,430        2,426,208
                                                 -------------    -------------

                                                 $   4,992,261    $   4,456,498
                                                 =============    =============

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